UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2013

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33185	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4275 EXECUTIVE SQUARE, SUITE 650, LA JOLLA, CA	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2013, at the 2013 Annual Meeting of Stockholders of MediciNova, Inc. (the “Company”) (the “Annual Meeting”), the Company’s stockholders approved the MediciNova, Inc. 2013 Equity Incentive Plan (the “Plan”), under which a maximum of 2,500,000 shares of common stock are reserved for issuance pursuant to stock awards, plus any shares underlying outstanding stock awards that return to the share reserve, as further described in the Plan. The Plan had been previously approved, subject to stockholder approval, by the Board of Directors of the Company (the “Board”). The Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2013 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the Plan, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

(a)	To elect one Class III Director nominee named below to serve until the 2016 Annual Meeting of Stockholders. The named nominee was so elected, with the votes thereon at the Annual Meeting as follows:

Final Voting Results

Nominee	For	Withheld	Broker Non-Vote
Tatsuo Izumi	10,908,490	347,512	1,309,602

(b)	To ratify the selection by the Audit Committee of the Board of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2013. This proposal was approved, with the votes thereon at the Annual Meeting as follows:

Final Voting Results

For	Against	Abstain	Broker Non-Vote
12,333,061	140,125	92,218	200

(c)	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. This proposal was approved, with votes thereon at the Annual Meeting as follows:

Final Voting Results

For	Against	Abstain	Broker Non-Vote
10,663,360	452,319	140,323	1,309,602

(d)	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. The frequency of three years was approved, with the votes thereon at the Annual Meeting as follows:

Final Voting Results

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
1,905,115	511,571	8,833,116	6,100	1,309,702

The Company has determined to hold an advisory vote on the compensation of the Company’s named executive officers on an every three years basis until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers, consistent with the advisory vote of the stockholders.

(e)	To approve the MediciNova, Inc. 2013 Equity Incentive Plan. This proposal was approved, with votes thereon at the Annual Meeting as follows:

Final Voting Results

For	Against	Abstain	Broker Non-Vote
10,370,989	714,162	170,551	1,309,902

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	MediciNova, Inc. 2013 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINOVA, INC.

	By:	/s/ Michael Gennaro
Michael Gennaro Chief Financial Officer

Date: June 17, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	MediciNova, Inc. 2013 Equity Incentive Plan.